Exhibit 10.1
Execution Version

FIRST EXTENSION AGREEMENT

THIS FIRST EXTENSION AGREEMENT, dated as of February 12, 2013 (this “Agreement”), among WESTAR ENERGY, INC., a Kansas corporation (the “Borrower”), Kansas Gas and Electric Company, a Kansas corporation (the “Guarantor”), the several banks and other financial institutions or entities from time to time parties to this Agreement (the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”), BANK OF AMERICA, N.A., as syndication agent, and THE BANK OF NEW YORK MELLON, CITIBANK, N.A., J.P. MORGAN SECURITIES LLC, and UNION BANK, N.A., as documentation agents.

RECITALS

A.    The Borrower, the banks and other financial institutions party thereto and the Administrative Agent are parties to that certain Credit Agreement dated as of February 18, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement as they may be modified pursuant to this Agreement.

B.    The Borrower has requested a one-year extension of the Revolving Termination Date pursuant to Section 2.1(b) of the Credit Agreement and the Lenders signatory hereto have approved such request.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.EXTENSION

Pursuant to Section 2.1(b) of the Credit Agreement, the Borrower provided not less than 65 days' written notice to the Administrative Agent prior to February 18, 2013 (the “Noticed Anniversary Date”) of its request to extend the Revolving Commitments. As of the date hereof, Lenders (the “Extending Lenders”) holding more than fifty percent (50%) of the Total Revolving Commitments have approved the Borrower's request to extend the Revolving Commitments and, subject to the satisfaction of the conditions precedent set forth in Section 2, the Revolving Termination Date as to the Extending Lenders shall be extended for an additional year from the then-applicable Revolving Termination Date. The Revolving Termination Date as to any Declining Lender remains unchanged.

SECTION 2.CONDITIONS PRECEDENT

The extension of the Revolving Termination Date pursuant to Section 1 shall become effective as of the date when, and only when, each of the following conditions precedent shall have been satisfied (the “Extension Date”):

(a)The Administrative Agent (or its counsel) shall have received from the Borrower and the Extending Lenders either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic image scan transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b)The Borrower shall have paid:

(A)to the Administrative Agent, for the account of each Extending Lender, an extension fee in the amount of 0.06% of such Extending Lender's Revolving Commitment as of the Extension Date, which extension fee once paid will be fully earned and nonrefundable; and

(B)all other fees and reasonable expenses of the Administrative Agent and the Lenders required under the Credit Agreement and any other Loan Document to be paid on or prior to the Extension Date (including reasonable fees and expenses of counsel) in connection with this Agreement.

(c)The Administrative Agent shall have received a certificate, dated the Extension Date and signed by an authorized officer of the Borrower, confirming (i) no Default or Event of Default shall have occurred and be continuing on the Extension Date and after giving effect thereto and (ii) the representations and warranties set forth in Section 3 hereof, if not qualified as to materiality, shall be true and correct in all material respects and all other representations and warranties set forth in Section 3 hereof shall be true and correct, in each case on and as of the Extension Date with the same force and effect as if made on or as of the Extension Date (except for those representations and warranties or parts thereof that, by their terms, expressly relate solely to a specific date, in which case such representations and warranties, if not qualified as to materiality, shall be true and correct in all material respects and all such other representations and warranties shall be true and correct, in each case as of such specific date).

SECTION 3.REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Administrative Agent and the Lenders that (i) each of the representations and warranties contained in Section 3 of the Credit Agreement are true and correct in all material respects on and as of the Extension Date, both immediately before and after giving effect to this Agreement (except for those representations and warranties or parts thereof that, by their terms, expressly relate solely to a specific date, in which case such representations and warranties, if not qualified as to materiality, shall be true and correct in all material respects and all such other representations and warranties shall be true and correct, in each case as of such specific date), (ii) this Agreement has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms and (iii) no Default or Event of Default shall have occurred and be continuing on the Extension Date, both immediately before and after giving effect to this Agreement.

SECTION 4.ACKNOWLEDGMENT AND CONFIRMATION OF THE BORROWER AND GUARANTOR

Each of the Borrower and Guarantor hereby confirms and agrees that after giving effect to this Agreement, the Credit Agreement and the other Loan Documents remain in full force and effect and enforceable against it in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect. Each of the Borrower and Guarantor represents and warrants to the Lenders that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Loan Documents, or if the Borrower or Guarantor has any such claims, counterclaims, offsets, or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Agreement. This acknowledgment and confirmation by the Borrower and Guarantor is made and delivered to induce the Administrative Agent and the Lenders to enter into this Agreement. Each of the Borrower and Guarantor acknowledges that the Administrative Agent and the Lenders would not enter into this Agreement in the absence of the acknowledgment and confirmation contained herein.

SECTION 5.MISCELLANEOUS

(a)GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5‑1401 AND 5‑1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES).

(b)Full Force and Effect. Except as expressly modified hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after giving effect to this Agreement. Any reference to the Credit Agreement or any of the other Loan Documents herein or in any such documents shall refer to the Credit Agreement and Loan Documents as modified hereby. This Agreement is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Agreement shall constitute a Loan Document under the terms of the Credit Agreement.

(c)Expenses. The Borrower agrees on demand (i) to pay all reasonable fees and expenses of counsel to the Administrative Agent, and (ii) to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses, in each case, in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents delivered in connection herewith.

(d)Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(e)Successors and Assigns. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

(f)Construction. The headings of the various sections and subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. The provisions of Section 1.2 of the Credit Agreement are hereby incorporated by reference as if fully set forth herein.

(g)Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission or by email shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WESTAR ENERGY, INC., as Borrower

By:    /s/ Anthony D. Somma
Anthony D. Somma
Senior Vice President, Chief Financial Officer
and Treasurer

KANSAS GAS AND ELECTRIC COMPANY

By:    /s/ Anthony D. Somma
Anthony D. Somma
Vice President and Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as an Issuing Lender and as a Lender

By:     /s/ Allison Newman
Name:    Allison Newman
Title: Director

BANK OF AMERICA, N.A., as Syndication Agent, as an Issuing Lender and as a Lender

By:    /s/ Jeffrey P. Yoakum
Name:    Jeffrey P. Yoakum
Title:    Senior Vice President

CITIBANK, N.A.

By:    /s/ Mary Beth Mandanas
Name:    Mary Beth Mandanus
Title:    Vice President

JPMORGAN CHASE BANK, N.A., as a Documentation Agent and as a Lender

By:    /s/ Bridget Killackey
Name:    Bridget Killackey
Title:    Vice President

THE BANK OF NEW YORK MELLON, as a Documentation Agent and as a Lender

By:    /s/ Hussam Alsahlani
Name:    Hussam Alsahlani

Title:	Vice President

UNION BANK, N.A., as a Documentation Agent and as a Lender

By:    /s/ Jeffrey Fesenmaier
Name:    Jeffrey Fesenmaier

Title:	Director

BNP PARIBAS, as a Lender

By:    /s/ Pasquale A. Perraglia IV
Name:    Pasquale A. Perraglia IV

Title:	Vice President
By:    /s/ Dennis O'Meara
Name:    Dennis O'Meara

Title:	Managing Director

DEUTSCHE BANK AG NEW YOR BRANCH, as a Lender

By:    /s/ Ming K. Chu
Name:    Ming K. Chu

Title:	Vice President
By:    /s/ Virginia Cosenza
Name:    Virginia Cosenza

Title:	Vice President

US BANK NATIONAL ASSOCIATION, as a Lender

By:    /s/ Michael T. Sagges
Name:    Michael T. Sagges

Title:	Vice President

UBS LOAN FINANCE LLC

By:    /s/ Lana Gifas
Name:    Lana Gifas

Title:	Director
By:    /s/ Joselin Fernandes
Name:    Joselin Fernandes

Title:	Associate Director